SUPPLEMENT TO

CALVERT VP SRI BALANCED PORTFOLIO

Calvert VP SRI Balanced Portfolio Summary Prospectus dated April 30, 2013

Date of Supplement: September 19, 2013

The Calvert Variable Series, Inc. Board of Directors (the “Board”) approved, effective as of September 11, 2013, (1) the removal of New Amsterdam Partners LLC (“New Amsterdam”) as an investment subadvisor for Calvert VP SRI Balanced Portfolio (the “Portfolio”) and (2) the assumption of responsibility by the current investment advisor, Calvert Investment Management, Inc. (the “Advisor”), for the day-to-day management of the equity assets previously managed by New Amsterdam.

Accordingly, on page 4 of the Summary Prospectus, delete the information under “Portfolio Management – Equity Investments” and replace it with the following:

Portfolio Manager	Title	Length of Time
Name		Managing Fund
Natalie A. Trunow	Senior Vice President,	Since September 2013
Chief Investment
Officer - Equities,
Calvert

The Board has also approved reductions to the Portfolio’s investment advisory fee schedule. Effective December 1, 2013, under the Portfolio’s Investment Advisory Agreement, the Advisor will receive an annual fee, payable monthly, as follows: 0.41% of the first $500 million of the Fund’s average daily net assets, 0.36% of the next $500 million of such assets, and 0.325% of all assets above $1 billion.

Accordingly, effective December 1, 2013, the “Annual Fund Operating Expenses” table contained under “Fees and Expenses of the Portfolio” on page 1 of the Summary Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

Management fees	0.69%
Other expenses	0.20%
Total annual fund operating expenses	0.89%

Accordingly, effective December 1, 2013, the “Annual Fund Operating Expenses” table contained under “Fees and Expenses of the Portfolio” on page 1 of the Summary Prospectus is deleted and replaced with the following:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096